Prudential Investment Portfolios 17

Prudential Total Return Bond Fund

Supplement dated May 1, 2014 to the Currently Effective Prospectus and Statement of Additional Information

Effective immediately, the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby changed as follows:

1.	All references to the Fund’s Class X shares in the Prospectus Summary, Prospectus and Statement of Additional Information are deleted since as of the date of this supplement all outstanding Class X shares have automatically converted to Class A shares.

2.	In the section of the Prospectus entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses are deleted and replaced with the following disclosure:

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
+ Distribution and service (12b-1) fees (1)	0.30%	1.00%	1.00%	0.00%	0.75%	0.00%
+ Other expenses (2)	0.17%	0.17%	0.17%	0.05%	0.17%	0.17%
= Total annual Fund operating expenses	0.94%	1.64%	1.64%	0.52%	1.39%	0.64%
- Fee waiver or expense reimbursement(3)	(0.11%)	(0.06%)	(0.06%)	(0.06%)	(0.31%)	(0.06%)
= Net annual Fund operating expenses(3)	0.83%	1.58%	1.58%	0.46%	1.08%	0.58%

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3.	In the section of the Prospectus entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following disclosure:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$531	$726	$936	$1,543	$531	$726	$936	$1,543
Class B	$661	$811	$986	$1,664	$161	$511	$886	$1,664
Class C	$261	$511	$886	$1,939	$161	$511	$886	$1,939
Class Q	$47	$161	$285	$647	$47	$161	$285	$647
Class R	$110	$410	$731	$1,642	$110	$410	$731	$1,642
Class Z	$59	$199	$351	$793	$59	$199	$351	$793

4.	In the section of the Prospectus entitled Fund Summary—Fund Fees and Expenses, the first footnote under the Example is deleted and replaced with the following disclosure:

The manager has contractually agreed, through February 28, 2015, to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses, such as taxes, interest, transfer agency expenses (including sub-transfer agency and networking fees), and brokerage commissions) do not exceed 0.46% of the Fund’s average daily net assets. This waiver may not be terminated prior to February 28, 2015 without the approval of the Fund’s Board of Directors.

LR583